UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2003

InSite Vision Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-22332	94-3015807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

965 Atlantic Avenue, Alameda, California	94501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 865-8800

Not applicable

(Former name or former address, if changed since last report)

ITEM 4.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT	3

ITEM 7.	EXHIBITS

	SIGNATURES	4

	EXHIBIT INDEX

	Exhibit 16.1

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of amending and restating Item 4 of the Registrant’s Current Report on Form 8-K dated October 21, 2003, filed with the Securities and Exchange Commission on October 28, 2003, to reflect the effective date of Ernst & Young LLP’s resignation as the Registrant’s independent public accountants and to file as Exhibit 16.1 a letter from Ernst & Young LLP to the Securities and Exchange Commission regarding the change in certifying accountant as of the date of such resignation.

Item 4.	Changes in Registrant’s Certifying Accountant

On October 21, 2003, Ernst & Young LLP (“Ernst & Young”) notified InSite Vision Incorporated (the “Company”) that it would resign as the Company’s independent public accountants effective following the completion of its review of the Company’s Form 10-Q for the quarter ended September 30, 2003. Ernst & Young completed its review of the Company’s Form 10-Q for the quarter ended September 30, 2003 on November 19, 2003 and Ernst & Young’s resignation became effective on November 19, 2003. The Audit Committee of the Company’s Board of Directors was informed of, but did not recommend or approve, Ernst & Young’s resignation.

Ernst & Young’s reports on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that Ernst & Young’s report on the financial statements for the year ended December 31, 2002 contained an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2002 and the subsequent interim periods up to and including Ernst & Young’s resignation on November 19, 2003, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ernst & Young with a copy of the foregoing disclosures. Attached, as Exhibit 16.1 is a copy of Ernst & Young’s letter regarding the change in certifying accountant.

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)    Exhibits

The following exhibit is filed as a part of this report:

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITE VISION INCORPORATED

Dated: November 21, 2003	By:	/s/ S. Kumar Chandrasekaran
S. Kumar Chandrasekaran, Ph. D. Chief Executive Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP regarding change in certifying accountant